02:24:11 PM                                             EXHIBIT 99. 3


                      MBNA MASTER CREDIT CARD TRUST 92-2

                           KEY PERFORMANCE FACTORS
                                    August, 1996



        Scheduled Maturity                                        2/16/98


        Coupon                                                      6.20%


        Excess Protection Level
          3 Month Average                                           5.69%
        August, 1996                                                6.22%
        July, 1996                                                  5.31%
        June, 1996                                                  5.52%


        Cash Yield                                                 18.79%


        Investor Charge Offs                                        3.86%


        Base Rate                                                   8.70%


        Over 35 Day Delinquency                                     4.51%


        Seller's Interest                                          25.59%


        Total Payment Rate                                         10.99%


        Total Principal Balance                         $9,048,871,419.50


        Investor Participation Amount                     $500,000,000.00


        Seller Participation Amount                     $2,315,538,086.13